CENTER COAST BROOKFIELD MIDSTREAM FOCUS FUND
Schedule of Investments (Unaudited)
December 31, 2022

	Shares	Value
MASTER LIMITED PARTNERSHIPS - 44.6%
Gathering & Processing - 8.1%
Crestwood Equity Partners LP	726,978	$19,039,554
Western Midstream Partners LP	1,994,504	53,552,432
Total Gathering & Processing		72,591,986
Pipeline Transportation | Natural Gas - 18.3%
Energy Transfer LP	7,378,733	87,585,561
Enterprise Products Partners LP	3,178,773	76,672,005
Total Pipeline Transportation & Natural Gas		164,257,566
Pipeline Transportation | Petroleum - 18.2%
Magellan Midstream Partners LP	973,382	48,873,510
MPLX LP	2,189,827	71,913,919
Plains All American Pipeline LP	3,596,639	42,296,475
Total Pipeline Transportation & Petroleum		163,083,904
Total MASTER LIMITED PARTNERSHIPS
(Cost $355,036,553)		399,933,456
COMMON STOCKS - 58.4%
Gathering & Processing - 33.3%
AltaGas, Ltd. (u)	1,411,497	24,372,821
Atlantica Sustainable Infrastructure PLC (u)	544,463	14,101,592
Clearway Energy, Inc.	416,638	13,278,253
EnLink Midstream LLC	820,870	10,096,701
Equitrans Midstream Corp.	4,805,067	32,193,949
Hess Midstream LP	134,256	4,016,940
Keyera Corp. (u)	1,534,484	33,534,255
Targa Resources Corp.	1,114,484	81,914,574
The Williams Companies, Inc.	2,586,179	85,085,289
Total Gathering & Processing		298,594,374
Liquefaction - 12.6%
Cheniere Energy, Inc.	754,699	113,174,662
Pipeline Transportation | Natural Gas - 7.3%
DT Midstream, Inc.	421,801	23,308,723
TC Energy Corp. (u)	1,059,255	42,221,904
Total Pipeline Transportation & Natural Gas		65,530,627
Pipeline Transportation | Petroleum - 5.2%
Enbridge, Inc. (u)	1,187,014	46,412,247
Total COMMON STOCKS
(Cost $422,469,185)		523,711,910
MONEY MARKET FUND - 0.7%
First American Treasury Obligations Fund, Class X, 4.19% (y)	6,347,185	6,347,185
Total MONEY MARKET FUND
(Cost $6,347,185)		6,347,185
Total Investments - 103.7%
(Cost $783,852,923)		929,992,551
Liabilities in Excess of Other Assets - (3.7%)		(33,547,343)
TOTAL NET ASSETS - 100.0%		$896,445,208
The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP — Limited Partnership
(u) — Foreign security or a U.S. security of a foreign company.
(y) —The rate quoted is the annualized seven-day yield as of December 31, 2022.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. Brookﬁeld Public Securities Group LLC (the “Adviser”) oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all Fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the NYSE closes early, then the equity security will be valued at the last traded price before the NYSE close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board. The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value.

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets or liabilities
Level 2 - quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$399,933,456	$-	$-	$399,933,456
Common Stocks	523,711,910	-	-	523,711,910
Money Market Fund	6,347,185	-	-	6,347,185
Total Investments	$929,992,551	$-	$-	$929,992,551

For further information regarding security characteristics, see the Schedule of Investments.